UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)      January 3, 2007
LIN TV Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
LIN Television Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Four Richmond Square, Suite 200, Providence, Rhode Island 02906
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (401) 454-2880
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 3, 2007, the Compensation Committee of our Board of Directors (the “Compensation Committee”) determined the amount of the cash bonuses for 2006 to be paid to our current named executive officers other than our current Chief Executive Officer and established the 2007 base salaries for these officers. The bonuses for 2006 were determined based upon the achievement of certain strategic objectives, including performance targets and other subjective factors. The following table sets forth the 2006 salaries and cash bonuses paid to the following named executive officers as well as their approved base salaries for 2007:

			2006
Name	Principal Position	2006 Salary	Bonus	2007 Salary
Bart W. Catalane (1) (2)	Sr. Vice President Chief Financial Officer	$24,000	—	$250,000
Gary R. Chapman (3)	Chairman, President and Chief Executive Officer	415,000	—	—
Denise Parent (2) (4)	Vice President General Counsel and Secretary	275,000	150,000	275,000
Gregory M. Schmidt (2)	Executive Vice President Digital Media	400,000	175,000	400,000
John S. Viall, Jr. (5)	Vice President Engineering and Operations	230,000	121,000	—
We intend to file a Form 8-K to disclose the 2006 cash bonus and the 2007 salary for Vincent L. Sadusky, who became our President and Chief Executive Officer on July 11, 2006, and served as our Vice President Chief Financial Officer and Treasurer prior to that date, once such amounts are determined and approved by our Compensation Committee. Mr. Sadusky’s bonus is calculated based upon our annual, audited financial results which will be available at a later date in the first quarter of 2007.
(1)	Mr. Catalane received five weeks of his annual $250,000 salary during 2006 as he was hired effective November 27, 2006.
(2)	Each named executive officer above will be eligible for a cash bonus for 2007, subject to continued employment and the achievement of certain subjective and objective factors.
(3)	Mr. Chapman received 27 weeks of his annual $800,000 salary during 2006 as Mr. Chapman retired as Chairman, President and Chief Executive effective July 10, 2006.
(4)	Ms. Parent received an annual salary of $275,000 effective September 6, 2006 upon her promotion to Vice President General Counsel and Secretary.
(5)	Mr. Viall is no longer a named executive officer as defined in Item 402 of Regulation S-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIN TV Corp.
Date: January 9, 2007	By:	/s/ William A. Cunningham
		Name:	William A. Cunningham
		Title:	Vice President and Controller